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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 24, 1999, included in this Form 10-K, into International Specialty Products Inc.'s previously filed Registration Statement on Form S-4 File No. 333-53709 and Registration Statements on Form S-8 File Nos. 333-60469 and 333-62359.

                                            ARTHUR ANDERSEN LLP

Roseland, New Jersey
March 30, 1999